AMERITAS VARIABLE LIFE INSURANCE COMPANY ("AVLIC")

          AMERITAS VARIABLE LIFE INSURANCE COMPANY SEPARATE ACCOUNT V,
         AMERITAS VARIABLE LIFE INSURANCE COMPANY SEPARATE ACCOUNT VA-2
                              ("Separate Accounts")

   Supplement to OVERTURE APPLAUSE!, OVERTURE APPLAUSE! II, OVERTURE ENCORE!, OVERTURE Annuity II, OVERTURE Annuity III, OVERTURE ACCLAIM!, OVERTURE ACCENT!
                         Prospectuses Dated May 1, 2002
                          Supplement Dated May 1, 2005

1.       The following revision is made for investment options:
         AIM Variable Insurance Funds changed the name of the INVESCO VIF - Dynamics Fund to AIM V.I. Dynamics Fund. Therefore, all references to INVESCO VIF - Dynamics Fund in the respective prospectuses are changed to AIM V.I. Dynamics Fund.

2. The following section is added to address excessive trading activity:

         DISRUPTIVE TRADING PROCEDURES

         The Policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Such frequent trading, programmed transfers, or transfers that are large in relation to the total assets of a Subaccount's underlying portfolio can disrupt management of a Subaccount's underlying portfolio and raise expenses. This in turn can hurt performance of an affected Subaccount and therefore hurt your Policy's performance.

         We reserve the right to reject or restrict, in our sole discretion, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions. We further reserve the right to impose restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Policy Owners. Restrictions may include changing, suspending or terminating telephone, on-line and facsimile transfer privileges. We will also enforce any Subaccount underlying portfolio manager's own restrictions imposed upon transfers considered by the manager to be disruptive. Our disruptive trading procedures may vary from Subaccount to Subaccount, and may also vary due to differences in operational systems and contract provisions. Any Subaccount restrictions will be uniformly applied.

         There is no assurance that the measures we take will be effective in preventing market timing or other excessive transfer activity. Our ability to detect and deter disruptive trading and to consistently apply our disruptive trading procedures may be limited by operational systems and technological limitations. The discretionary nature of our disruptive trading procedures may result in some Policy owners being able to market time while other Policy owners bear the harm associated with timing. Also, because other insurance companies and retirement plans may invest in Subaccount underlying portfolios, we cannot guarantee that Subaccount underlying portfolios will not suffer harm from disruptive trading within contracts issued by them.

Excessive Transfers
         We reserve the right to restrict transfers if we determine you are engaging in a pattern of transfers that may disadvantage Policy Owners. In making this determination, we will consider, among other things:
          o    the total dollar amount being transferred;
          o    the number of transfers you make over a period of time;
          o whether your transfers follow a pattern designed to take advantage of short term market fluctuations, particularly within certain Subaccount underlying portfolios;
          o whether your transfers are part of a group of transfers made by a third party on behalf of individual Policy Owners in the group; and
          o the investment objectives and/or size of the Subaccount underlying portfolio.

Third Party Traders
         We reserve the right to restrict transfers by any firm or any other third party authorized to initiate transfers on behalf of multiple Policy Owners if we determine such third party trader is engaging in a pattern of transfers that may disadvantage Policy Owners. In making this determination, we may, among other things:
          o    reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one Policy Owner, or
          o    reject the transfer or exchange instructions of individual Policy
               Owners who have executed transfer forms which are submitted by market timing firms or other third parties on behalf of more than one Policy Owner.

         We will notify affected Policy Owners before we limit transfers, modify transfer procedures or refuse to complete a transfer. Transfers made pursuant to participation in a dollar cost averaging, portfolio rebalancing, earnings sweep or asset allocation program are not subject to these disruptive trading procedures. See the sections of the Prospectus describing those programs for the rules of each program.

3. The following prospectus section describes your Policy's model asset allocation program.

MODEL ASSET ALLOCATION PROGRAM

         We may offer a model asset allocation program. However, you always have the ability to construct your own asset allocation plan from among the investment options available in your Policy. Model asset allocation programs are intended to match model risk tolerance and investment objectives with the investment options available in your Policy.

         To assist you in your selection of an asset allocation model, our Model Asset Allocation program uses the Morningstar Asset Allocator. This tool was developed by Morningstar Associates, LLC ("Morningstar") and is offered to you through a license agreement between Morningstar and our affiliate Ameritas Investment Corp. ("AIC"). The Model Asset Allocation program consists of five models, ranging from aggressive to conservative. Morningstar provides AIC with ongoing recommendations and monitoring of the portfolios that comprise the models.

         To participate in the asset allocation program:
          o AIC will serve as your investment adviser fiduciary for the program solely for purposes of development of the models and periodic updates to the models. You must give AIC your written consent and discretionary authority for AIC to give us instructions to allocate your premiums (or, for an existing Policy, Policy value) pursuant to the allocations of the model you select. AIC will also periodically instruct us to change your allocations consistent with any changes to the model made by AIC as recommended by Morningstar. AIC has no discretionary authority to execute any other transfers for your policy.
          o    You must complete the Morningstar Asset Allocator Questionnaire.
          o You must allocate all of your Policy value to one asset allocation model. We must receive notice of your asset allocation model election either by written notice or Internet (when available) before we can begin a program for you. Only you can select which model is best for you. The Asset Allocator Questionnaire can be an aid, but neither it nor AIC will make this decision for you. You may wish to consult with your own financial professional to determine whether participation in the program is best for you, and if so, which model is most suitable.
          o Each calendar quarter we will automatically rebalance the Subaccount values to be consistent with the allocation percentages for the program model that you elected. Such rebalancing will be disclosed in quarterly statements to you. Performance of each model is updated daily on our website and is available upon request.
          o Annually, AIC will re-evaluate and may make changes to each investment level model based upon Morningstar's recommendations. When AIC updates the models, we will send you written notice of the updated models at least 30 days in advance of the date the updated models are to be effective. If you wish to accept the changes in your selected model, you will not need to take any action, as your Policy value and any subsequent premium will be automatically reallocated pursuant to the updated model. If you do not wish to accept the changes to your selected model, you can change to a different model or withdraw from the Model Asset Allocation program.
          o If you are currently participating in a Model Asset Allocation model and you make changes to your allocations outside the model, you will not receive future notifications of model changes. You will then be considered as having withdrawn from the Model Asset Allocation program and as having cancelled your relationship with AIC for purposes of implementing the program with your Policy.
          o AIC is compensated by us as principal underwriter for the Policies. We and AIC may also receive revenue sharing from other portfolios in the models. This additional compensation and related responsibilities may create conflicts of interest as AIC determines what portfolios should be in the models. However, we believe this risk is reduced or eliminated by contracting with Morningstar to independently evaluate and recommend the selection, allocation weighting, and periodic updates regarding portfolios in the models.

         There is no additional charge for selecting the Model Asset Allocation program. Although asset allocation programs are intended to mitigate investment risk, there is still a risk that investing pursuant to a model will still lose value. For information about risks of participating in the Model Asset Allocation program and more detail about the program, including more information about conflicts of interest, ask for a copy of this prospectus' Statement of Additional Information. More information about AIC's role as investment advisor for the program is available on AIC's Form ADV Part II which is delivered to you at the time you subscribe to the program. We may modify or discontinue the model asset allocation program at any time.

The following section is added to your Policy's Statement of Additional Information ("SAI").

             MORNINGSTAR(R) ASSET ALLOCATOR ASSET ALLOCATION PROGRAM
                                 offered through
                        AMERITAS INVESTMENT CORP. ("AIC")

The Service
Ameritas Investment Corp. ("AIC"), an affiliate of ours, has developed several asset allocation models, each based on different profiles of an investor's willingness to accept investment risk, and marketed exclusively through our Policies as the "Morningstar Asset Allocator" program. AIC periodically (typically annually) evaluates and updates the models. In developing and periodically updating the models, AIC currently relies on the recommendations of Morningstar Associates, LLC. AIC may change the firm it uses, or, may use no independent firm at all.

If you choose to subscribe to the Morningstar Asset Allocator program, AIC will serve as your investment adviser for the service solely for purposes of development of the program models and periodic updates of the models.

If you choose to subscribe to the Morningstar Asset Allocator program, AIC instructs us to allocate your initial premium (in the case of a new application) or accumulated value, as applicable, to the investment options according to the model you select, to similarly allocate subsequent premium, and to periodically automatically reallocate your accumulated value or premium payments. Your Policy value will be rebalanced quarterly consistent with your selected model.

The Morningstar Asset Allocator Models
Development of the Morningstar Asset Allocator models is a two-step process. First, an optimization analysis is performed to determine the breakdown of asset classes. Next, after the asset class exposures are known, a determination is made of how available investment options can be used to implement the asset class level allocations. The investment options are selected by evaluating the asset classes represented by the underlying portfolios and combining investment options to arrive at the desired asset class exposure. Investment options are selected in a way intended to optimize potential returns for each model, given a particular level of risk tolerance. This process could, in some cases, result in the inclusion of an investment option in a model based on its specific asset class exposure or other specific optimization factors, even where another investment option may have better historical performance.

Periodic Updates of the Models and Notices of Updates
Each model is evaluated periodically (generally, annually) to assess whether the combination of investment options within each model should be changed to better seek to optimize the potential return for the level of risk tolerance intended for the model. As a result, each model may change, and the investment options used within a model may change.

When your selected model is updated, AIC instructs us to automatically reallocate your accumulated value and any subsequent premium payments in accordance with any changes to the model you have selected. This means the allocation of your accumulated value, and potentially the investment options in which you are invested, will automatically change and your accumulated value and any subsequent premium payments will be automatically reallocated among the investment options in your updated model (independently of the automatic quarterly rebalancing). AIC requires that you give it discretionary investment authority to periodically instruct us to reallocate your accumulated value and any subsequent premium payments in accordance with the updated version of the model you have selected, if you wish to participate in the Morningstar Asset Allocation program.

When AIC update the models, we will send you written notice of the updated models at least 30 days in advance of the date the updated models are to be effective. If you wish to accept the changes in your selected model, you will not need to take any action, as your Policy value and any subsequent premium will be automatically reallocated pursuant to the updated model. If you do not wish to accept the changes to your selected model, you can change to a different model or withdraw from the Morningstar Asset Allocator program.

Risks
Although asset allocation models are designed to optimize returns given the various levels of risk, there is no assurance that a model portfolio will not lose money or that investment results will not experience volatility. Investment performance of your accumulated value could be better or worse by participating in a Morningstar Asset Allocator model than if you had not participated. A model may perform better or worse than any single investment option or asset class or other combinations of investment options or asset classes. Model performance is dependent upon the performance of the component investment options (and their underlying portfolios). The timing of your investment and the automatic quarterly rebalancing may affect performance. Your accumulated value will fluctuate, and when redeemed, may be worth more or less than the original cost.

Periodic updating of the models can cause the underlying portfolios to incur transaction expenses to raise cash for money flowing out of the portfolios or to buy securities with money flowing into the portfolios. These expenses can adversely affect performance of the pertinent portfolios and the models.

AIC, an affiliate of ours, may be subject to competing interests that have the potential to influence its decision making with regard to the models. In addition to its limited role as investment advisor under the Morningstar Asset Allocator program, AIC is also compensated by us as principal underwriter for the Policies. We and AIC may also receive revenue sharing from other portfolios that are available as investment options. AIC may have an incentive to use certain portfolios in the models that provide higher revenue sharing or advisory fees. AIC may believe that certain portfolios may benefit from additional assets or could be harmed by redemptions. In advising those portfolios, AIC may, from time to time, recommend to the portfolio's board of trustees a change in portfolio management firm or strategy or the closure or merger of a portfolio, all of which could impact a model. All our model investment options and their underlying portfolios are analyzed by Morningstar Associates, LLC, an independent analytical firm. Neither AIC nor we dictate to Morningstar the number of portfolios in a model, the percent that any portfolio represents in a model, or which portfolios may be selected (other than to require exclusion of any portfolio that is expected to be liquidated, merged into another portfolio, or otherwise closed). AIC and we believe reliance on recommendations of Morningstar to develop and update the models reduces or eliminates the potential for AIC and us to be influenced by these competing interests, but there can be no assurance of this.

AIC and we are under no obligation to continue the Morningstar Asset Allocator program, or any asset allocation program, and have the right to terminate or change such services at any time.

         This Supplement should be retained with the current prospectus for your variable Policy issued by
                    Ameritas Variable Life Insurance Company.
          If you do not have a current prospectus, please contact AVLIC at 1-800-745-1112.